Exhibit 99.1

LANDSTAR INC. COMPLETES AQUISITION OF DATAEXPRESS™ -
SECURE, MANAGED FILE TRANSFER PLATFORM

Global leading purveyor of Secure Data Transport services joins the Data443 team to deliver game-changing Data Privacy, Governance and Compliance service

DALLAS, T.X., September 17, 2019 - LandStar, Inc. (OTCPK: LDSR) (“LandStar” or the “Company”), the parent company of Data443 Risk Mitigation, Inc. (“Data443”), a leading data security and privacy software company, today announced it has completed the acquisition of DataExpress™ one of the world’s leading vendors for secure sensitive data transfer for hybrid cloud.

Key Takeaways:

●	Key value propositions for existing Data443 customer base – including data privacy, sensitive data delivery, storage and fully transparent data transport services
●	Hybrid cloud architecture will enable key new business segments, including support for major vendors like Amazon AWS, Microsoft Azure, Alibaba Cloud and others
●	Existing flagship customer base key to support continued growth for Data443 in the financial services sector
●	Strategic partnerships with major hardware vendors such as HPE™ extend Data443 reach into new segments
●	Accretive acquisition delivering over $1.4 million in annual revenues and in excess of $0.8 million of adjusted cash flows
●	Total deal valued at $2.8 million in cash, note payable, stock and assumed liabilities

For 28 years, DataExpress™ has provided products and capabilities to the retail and financial services industries that ensure data security, privacy and efficiency across both private and public networks. Their industry leading HPE™ DataExpress™ for NonStop and SaaS product DataExpress Open Platform, both schedule, route, format, securely transfer and track all forms of data at every step of the process.

DataExpress products are capable of moving increasingly more terabytes of data a day in financial transaction data for leading banks, insurance, retail and utilities providers, and is well-positioned for healthcare, telecom and media environments. Data transfers continue to increase in volume, causing greater risk, sensitivity and overall value to organizations.

“We are exceptionally pleased to complete this acquisition, which provides our customers the additional capabilities of the DataExpress™ product line. Data is a critical asset for any organization and increasingly it is at risk – at rest and more so while in transit. We feel this is a major anchor for our product line and a significant competitive differentiator,” said Jason Remillard, CEO of LandStar, Inc. and founder of Data443. “To be compliant with regulations like Sarbanes-Oxley, GDPR, CCPA, HIPAA – you need capabilities like DataExpress. Our competitors recommend these capabilities – we have them. The DataExpress asset acquisition is yet another milestone in delivering Data443’s vision of a complete data privacy, security and governance ecosystem that is unique and unrivalled in the marketplace.”

The sensitive data and file transfer market continues to rapidly expand and is anticipated to grow to $2.3B by 2026 with a CAGR of 7.9% according to Transparency Market Research. Factors contributing to the tremendous market growth include global data security regulations and escalating sophistication of malicious attacks on vulnerable endpoints, devices and networks. This growth is supported by the entrance of major players in the file and data transfer space including Dropbox, Microsoft OneDrive, Google Drive and Box. Taking market share from incumbents like Barracuda, SolarWinds and Ipswitch will be accelerated by the addition of data privacy and governance capabilities within Data443’s combined product suite.

“We are excited to join the Data443 team at this critical time for data privacy, governance and security,” said Billy Whittington, co-founder and CEO of DataExpress. “Never has security for data in flight been more important – we feel our time has come and this is the perfect avenue for our team to leverage our knowledge, product and customer base. Our product is superbly engineered, right-sized for all types of cloud requirements and myriad privacy, encryption and data protection requirements – just the sort of capabilities that Data443 champions on a daily basis. This cadence, stance and methodology is exactly what we’ve been looking for as a group, and we are excited to engage on this new data security challenge we have in front of us.”

The Company has already added the product line to its existing sales and marketing plan. Its existing distributors and partners will be trained on the platform and the distributed system will be offered to the existing hybrid services offering clients for both archiving and data movement services via its on premises and cloud product line. Additionally, forthcoming cloud and private cloud offerings will leverage the DX-Open Platform product line.

The company expects to complete staff and major back office integration efforts during Q4 2019.

About LandStar, Inc.

LandStar, Inc. (OTCPK: LDSR), through its wholly owned subsidiary DATA443 Risk Mitigation, Inc., enables secure data – across local devices, network, cloud, and databases – at rest and in flight. Its suite of products and services is highlighted by: (i) ArcMail, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (ii) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (iii) ClassiDocs™, the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD and GDPR compliance; (iv) ClassiDocs for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (v) Data443 Privacy Manager™, which is integrated with ClassiDocs to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs; enables the full lifecycle of Data Privacy Access Requests, Remediation, Monitoring and Reporting; (vi) Data443 Protect™, which provides nearly instant Cloud-deployed Data Loss Prevention capabilities with false positive rates unmatched enabled by ClassiDocs™; (vii) the Data443 Virtual Data Protection Officer program that offers a turnkey and outsourced DPO capability for smaller organizations; (viii) DATAEXPRESS™, the leading Data transport, transformation and delivery product trusted by leading financial organizations worldwide; and (ix) the WordPress GDPR Framework with over 20,000 active users enables organizations of all sizes to comply with the GDPR and other privacy frameworks. For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding LandStar’s plans, objectives, future opportunities for LandStar’s services, future financial performance and operating results and any other statements regarding LandStar’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond LandStar’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; and, anti-takeover measures in our charter documents. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019. Any forward-looking statement is made only as of the date of which such statement is made. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443™, ClassiDocs™, ARALOC™ and DATAEXPRESS™ are registered trademarks of Data443 Risk Mitigation, Inc.

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All other trademarks cited herein are the property of their respective owners.

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data443@plrinvest.com

212.564.4700

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